Summary Prospectus

Alpine Municipal Money Market Fund
Trading Symbol: AMUXX
February 27, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at http://www.alpinefunds.com/literature.  You may also obtain this information at no cost by calling 1-888-785-5578 or by sending an e-mail request to questions@alpinefunds.com.  The Fund’s prospectus and statement of additional information, both dated February 27, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of Alpine Municipal Money Market Fund is to seek high federally tax-exempt current income consistent with preservation of capital and maintenance of liquidity.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.08%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.55%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689

Principal Investment Strategies
Alpine Municipal Money Market Fund is managed to seek attractive yields and to maintain a stable share price of $1.00.  The Fund invests in a variety of high-quality (securities rated in one of the top two rating categories), short-term municipal securities.  The Fund expects that under normal circumstances at least 80% of its net assets will be invested in municipal securities.  These obligations include high quality, short-term debt obligations issued by states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities.  The Fund may also invest in shares of other money market funds.  As a money market fund, the Fund complies with Securities and Exchange Commission (“SEC”) rules relating to the quality, maturity, liquidity and diversification of its portfolio investments that are designed to promote price stability.

Principal Investment Risks
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.  The principal risks of investing in the Fund are listed below and could adversely affect the NAV, total return and value of the Fund and your investment.

•
Interest Rate Risk — The rate of income will vary from day to day depending on interest rates.  It is possible that a major change in interest rates could cause the value of your investment to decline.  The values of the obligations held by the Fund can be expected to vary inversely with changes in prevailing interest rates.  Although the investment policies of the Fund are designed to minimize these changes and to maintain an NAV of $1.00 per share, there is no assurance that these policies will be successful.

•
Credit Risk — Changes in the credit quality rating of a security or changes in an issuer’s financial condition can also affect the Fund.  A default on a security held by the Fund could cause the value of your investment in the Fund to decline.

•	Liquidity Risk — Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due.
•
Investment Company Risk — To the extent that the Fund invests in other investment companies, there will be some duplication of expenses because the Fund would bear its pro rata portion of such funds’ management fees and operational expenses.

Performance
The bar chart and table below show how the Alpine Municipal Money Market Fund has performed and provides some indication of the risks of investing in the Alpine Municipal Money Market Fund by showing how its performance has varied from year to year.  The bar chart shows changes in the yearly performance of the Investor Class of the Alpine Municipal Money Market Fund for full calendar years.  The table below it compares the performance of the Alpine Municipal Money Market Fund over time to the Fund’s benchmark.  The chart and table assume reinvestment of dividends and distributions.  Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.  Updated performance is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Municipal Money Market Fund
Calendar Year Total Returns as of 12/31 Each Year:  Investor Class

Best and Worst Quarter Results
During the periods shown in the Chart for the Fund:
Best Quarter		Worst Quarter
0.93%	9/30/07	0.16%	9/30/09

The 7-day yield for the period ended December 31, 2009 for the Alpine Municipal Money Market Fund was 0.23%.

Average Annual Total Returns
(For the periods ending December 31, 2009)

Alpine Municipal Money Market Fund	1 Year	5 Years	Since Inception December 5, 2002
Return Before Taxes	0.76%	2.59%	2.17%
Lipper Tax-Exempt Money Market Funds Average	0.16%	1.89%	1.53%

Management
Investment Adviser
Alpine Woods Capital Investors, LLC serves as the Fund’s investment adviser.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary.   The minimum initial amount of investment in the Fund is $2,500.  There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information
The Fund attempts to invest primarily in municipal securities, however, to the extant that the Fund’s distributions are taxable, they will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.